UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 9, 2007

GRAPHIC PACKAGING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13182	58-2205241
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

814 Livingston Court, Marietta, Georgia	30067
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (770) 644-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Transaction Agreement and Agreement and Plan of Merger
     On July 9, 2007, Graphic Packaging Corporation, a Delaware corporation (the “Company”), entered into a Transaction Agreement and Agreement and Plan of Merger (“Transaction Agreement”) by and among the Company, Bluegrass Container Holdings, LLC, a Delaware limited liability company (“BCH”), TPG Bluegrass IV, L.P., a Delaware limited partnership (“TPG IV”), TPG Bluegrass IV-AIV 2, L.P., a Delaware limited partnership (“TPG IV-AIV”), TPG Bluegrass V, L.P., a Delaware limited partnership (“TPG V”), TPG Bluegrass V-AIV 2, L.P., a Delaware limited partnership (“TPG V-AIV”), Field Holdings, Inc., a Delaware corporation (“Field Holdings”), TPG FOF V-A, L.P., a Delaware limited partnership (“FOF V-A”), TPG FOF V-B, L.P., a Delaware limited partnership (“FOF V-B”), BCH Management, LLC, a Delaware limited liability company (together with Field Holdings, TPG IV, TPG IV-AIV, TPG V, TPG V-AIV, FOF V-A, FOF V-B and any transferee of their interests in BCH, the “Sellers”), New Giant Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Newco”), and Giant Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Newco (“Merger Sub”). The Transaction Agreement provides for the combination of the Company and Altivity Packaging, LLC, a wholly-owned subsidiary of BCH, under the terms described herein and in the Transaction Agreement attached hereto.
     Under the terms of the Transaction Agreement, Merger Sub will be merged with and into the Company (the “Merger”), and the Company will become a wholly-owned subsidiary of Newco. As a result of the Merger, each issued and outstanding share of the Company’s common stock will be converted into the right to receive one newly issued share of Newco common stock.
     The Transaction Agreement also provides for each Seller to exchange BCH equity interests owned by each Seller for newly issued shares of Newco common stock (the “Exchange,” and together with the Merger, the “Transaction”). Newco will issue an aggregate of 139,445,038 shares of Newco common stock in the Exchange to the Sellers for all of the equity interests of BCH. The total number of shares of Newco common stock issued to Sellers is expected to constitute 40.61% of the total number of shares of Newco common stock on a fully diluted basis, and the total number of shares of Newco common stock issued to Giant stockholders is expected to constitute 59.39% of the total number of shares of Newco common stock on a fully diluted basis.
     The Transaction Agreement contains customary representations and warranties by each party thereto and covenants relating to the conduct of the Company’s BCH’s business between the execution of the Transaction Agreement and closing. In addition, under the terms of the Transaction Agreement, the Company has agreed, among other things, not to (i) solicit proposals relating to alternative business combination transactions; (ii) subject to certain exceptions relating to the Board of Directors’ fiduciary duties, enter into discussions or an agreement concerning or provide information in connection with any proposals for alternative business combination transactions; or (iii) waive any standstill agreement.
     The affirmative vote of a majority of the issued and outstanding shares of Company common stock is required to approve the Merger, and under the terms of the Transaction Agreement, the Company is required to call a meeting of the stockholders of the Company to vote on the approval of the Merger as promptly as reasonably practicable. As more fully described below, stockholders of the Company representing approximately 65% of the issued and outstanding shares of the Company have entered into a voting agreement (the “Voting Agreement”) pursuant to which they have agreed to vote their shares of the Company’s common stock in favor of the Merger. The Voting Agreement is described in more detail below.
     The Board of Directors may change its recommendation that stockholders vote in favor of the Merger if there exists a superior proposal for an alternative business combination transaction with the Company and the Board of Directors concludes (after consultation with its legal advisors) that failure to change its recommendation would be reasonably expected to violate its fiduciary duties.
     In addition to the approval of the Company’s stockholders, the consummation of the Transaction is subject to other customary conditions, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and required approvals of the German Cartel Office, and registration of the shares of Newco common stock to be issued in the Merger under the Securities Act of 1933, as amended (the “Securities Act”).

     The Transaction Agreement provides certain termination rights to both the Company and a representative of Sellers that include, among others, the right to terminate if: (i) the Company breaches its non-solicitation obligations; (ii) the Board of Directors adversely changes its recommendation that stockholders vote in favor of the Transaction; (iii) the Company’s stockholders fail to approve the Transaction; or (iv) the Transaction does not close by March 31, 2008 (which date may be extended to May 31, 2008 under certain circumstances). If the Transaction Agreement is terminated, the Company may be required to pay BCH a termination fee of $35,000,000 under certain circumstances.
     The foregoing summary of the Transaction Agreement is qualified in its entirety by reference to the text of the Transaction Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
     The Transaction Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, BCH or the Sellers. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transaction Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, BCH or the Sellers, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
     Voting Agreement
     Concurrent with the execution of the Transaction Agreement, stockholders of the Company representing approximately 65% of the issued and outstanding shares of Company common stock entered into the Voting Agreement with BCH and the Company pursuant to which such stockholders agreed, among other things, to vote their shares of Company common stock (i) in favor of the adoption of the Transaction Agreement and the Merger; (ii) against any action that is in opposition to Merger or the obligations of the Company under the Transaction Agreement; and (iii) against any alternative business combination transaction and against any other action that would reasonably be expected to adversely affect the Merger or the other transactions contemplated by the Transaction Agreement.
     In the event that the Company’s Board of Directors changes its recommendation that stockholders vote in favor of the Merger in respect of a superior proposal for an alternative business combination transaction, then the stockholders subject to the Voting Agreement have agreed to vote 32% of the total number of outstanding shares of the Company’s common stock in favor of the Merger. In addition, each stockholder subject to the Voting Agreement has agreed to vote its remaining shares in a manner that is proportionate to the manner in which all other issued and outstanding shares of the Company’s common stock not subject to the Voting Agreement are voted.
     The Voting Agreement will terminate: (i) upon the closing of the Transactions; (ii) upon termination of the Transaction Agreement in accordance with its terms; or (iii) if the parties agree to any amendment or change to the Transaction Agreement that changes the form or reduces the amount of consideration to be paid in the Merger.
     The foregoing summary of the Voting Agreement is qualified in its entirety by reference to the text of the Voting Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     Rights Agreement Amendment
     Immediately prior to the Company’s execution of the Transaction Agreement, the Company executed an amendment (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of August 7, 2003 (the “Rights Agreement”) between the Company and Wells Fargo Bank Minnesota, National Association (now known as Wells Fargo Bank, National Association). The Rights Agreement Amendment provides that the Transaction and the Voting Agreement will not trigger the rights provided in the Rights Agreement.

     The foregoing summary of the Rights Agreement Amendment is qualified in its entirety by reference to the text of the Rights Agreement Amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.
     Stockholders Agreement
     In connection with the Transaction, Newco entered into a Stockholders Agreement dated as of July 9, 2007, which will become effective upon the closing of the Transaction (the “Stockholders Agreement”), with certain Coors family stockholders (“Family Stockholders”), Clayton, Dubilier & Rice Fund V Limited Partnership (the “CDR Fund”), EXOR Group S.A. (“EXOR”) and certain Sellers (the Family Stockholders, CDR Fund, Exor and such Sellers, the “Covered Stockholders”) that, among other things, (i) provides certain Covered Stockholders the right to designate members of Newco’s Board of Directors; (ii) restricts the ability of the Covered Stockholders to transfer their shares of Newco common stock; and (iii) limits the Covered Stockholders from acquiring additional shares of Newco common stock and from taking certain other actions with respect to Newco.
     Under the terms of the Stockholders Agreement, each of the Family Stockholders, the CDR Fund and Exor, respectively, are entitled to designate one individual for nomination to the Newco Board of Directors for so long as each group has not sold shares to below 3% of the fully diluted shares of Newco common stock. Certain Sellers affiliated with TPG Capital (the “TPG Entities”) are entitled to designate three individuals for nomination to the Newco Board of Directors so long as they have not sold shares to below 20% of the fully diluted shares of Newco common stock in the aggregate; two individuals if the TPG Entities have not sold shares to below than the lesser of (i) 16% of the fully diluted shares of Newco common stock in the aggregate or (ii) the percentage of Newco common stock then held by the Family Stockholders, but not less than 10%; and one individual for so long as TPG Entities have not sold shares to below 3% of the fully diluted outstanding shares of Newco common stock. The chief executive officer of Newco will also be nominated for election to the Newco Board of Directors.
     Upon consummation of the Merger, Newco’s Board of Directors will consist of 13 members, which will include seven of the nine current members of the Company’s Board of Directors. John R. Miller will be the non-executive chairman of the Board of Directors of Newco, and each of G. Andrew Botta, Jeffrey H. Coors, Kevin J. Conway, Harold R. Logan, Jr., David W. Scheible, and Robert W. Tieken will become members of the Board of Directors of Newco. George Bayly, the current interim chief executive officer of Altivity Packaging LLC, will also become a member of the Board of Directors of Newco. The TPG Entities have the right to designate three additional directors, not yet identified, to Newco’s Board of Directors, as described in the preceding paragraph. Additionally, each of the Company and the TPG Entities (as a group) has the right to select one independent director to the Newco Board of Directors, subject to the reasonable consent of the TPG Entities or the Company, as applicable.
     The Covered Stockholders are generally restricted from transferring their shares until the expiration of a lock-up period of 180 days after closing of the Transaction. Following the lock-up period, the Covered Stockholders may transfer their shares: (i) to Newco, if approved by the Newco Board of Directors; (ii) to each such Covered Stockholder’s affiliates or other permitted transferees; (iii) pursuant to a public offering; or (iv) pursuant to a transfer made in accordance with Rule 144 of the Securities Act or that is exempt from the registration requirements of the Securities Act to any person so long as such transferee would not own in excess of 5% of the fully diluted shares of Newco common stock.
     The Covered Stockholders are also subject to standstill provisions that generally restrict them from acquiring any additional equity securities of Newco (or any rights to purchase equity securities) that would increase such Covered Stockholder’s beneficial ownership of Newco common stock on a percentage basis greater than the percentage held as of the closing. Once TPG Entities transfer Newco common stock such that their aggregate percentage holdings of the outstanding Newco common stock drops below 25%, and then below 15%, they may not acquire beneficial ownership on a percentage basis of shares greater than that percentage.
     The foregoing summary of the Stockholders Agreement is qualified in its entirety by reference to the text of the Stockholders Agreement, which is attached hereto as Exhibit 4.2 and incorporated herein by reference.
     Registration Rights Agreement
     In connection with the Transaction, Newco entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of July 9, 2007, which will become effective upon the closing of the Transaction, with the Covered Stockholders and certain other stockholders pursuant to which Newco agreed, upon the request of the Covered

Stockholders, to register with the SEC the shares of Newco common stock held by the Covered Stockholders under certain circumstances and subject to various limitations, but in no event earlier than 180 days following the closing of the Transaction. The Covered Stockholders will also be entitled to typical “piggyback” registration rights on registrations by Newco. Newco is generally obligated to pay the expenses related to such registrations, except in the cases where the Covered Stockholder requesting registration have refused to proceed with the transaction.
     The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement which is attached hereto as Exhibit 4.3 and incorporated herein by reference.
     Financing Transaction
     The Company has obtained a debt financing commitment letter with Goldman Sachs Credit Partners L.P., JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Inc., and Bank of America, N.A. and Banc of America Securities LLC that provides for the necessary funds to refinance certain indebtedness of BCH and the Company in connection with the Transaction.
     Information Concerning Forward-Looking Statements
     Certain statements of expectations, plans and projections with respect to the Company, Newco and the Transaction in this filing constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from historical experience and present expectations. These risks and uncertainties include, but are not limited to the risk that stockholder or regulatory approvals required to complete the merger are not obtained or that the Transaction may not otherwise be completed. Additional information regarding these and other risks is contained in Graphic Packaging Corporation’s filings with the Securities and Exchange Commission.
     Important Additional Information will be Filed with the SEC
     In connection with the proposed transaction, the Company expects that Newco will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of Newco. The Company will mail the proxy statement/prospectus to its stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.
     Security holders and other interested parties may obtain a free copy of the proxy statement/prospectus (if and when available) and other related documents filed by the Company and Newco with the SEC at the SEC’s web site at www.sec.gov. The proxy statement/prospectus (if and when it becomes available) and the other documents may also be obtained for free by accessing the Company’s web site at http://www.graphicpkg.com.
     The Company, its directors and executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company stockholders in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K filed with the SEC on March 2, 2007 and definitive Proxy Statement filed with the SEC on April 18, 2007. You can obtain free copies of these documents and of the proxy statement/prospectus (when it becomes available) from the Company by contacting its investor relations department. You may also obtain free copies of these documents by accessing the Company’s web site or the SEC’s web site at the addresses previously mentioned.
     Additional information regarding the interests of such potential participants in the solicitation will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.
     The discussion of the Rights Agreement Amendment in Item 1.01 is incorporated herein by reference.
Item 8.01 Other Events
     On July 10, 2007 the Company issued a press release announcing that it entered into the Merger Agreement, provided a related presentation to investors and distributed a letter and list of frequently asked questions to employees. A copy of these communications are furnished as Exhibits 99.1- 99.4 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
2.1	Transaction Agreement and Agreement and Plan of Merger dated as of July 9, 2007, by and among the Company, Bluegrass Container Holdings, LLC, TPG Bluegrass IV, L.P., TPG Bluegrass IV – AIV 2, L.P., TPG Bluegrass V, L.P., TPG Bluegrass V – AIV 2, L.P., TPG FOF V – A, L.P., TPG FOF V – B, L.P., BCH Management, LLC, Field Holdings, Inc., New Giant Corporation and Giant Merger Sub, Inc.

4.1	Amendment to Rights Agreement, dated as of August 7, 2003, between the Company and Wells Fargo Bank, National Association (formerly known as Wells Fargo Bank Minnesota, National Association)

4.2	Stockholders Agreement dated as of July 9, 2007, by and among New Giant Corporation, the persons listed on the signature pages thereto as Family Stockholders, Clayton, Dubilier & Rice Fund V Limited Partnership, EXOR Group S.A., TPG Bluegrass IV, L.P., TPG Bluegrass IV, Inc., TPG Bluegrass IV – AIV 2, L.P., TPG Bluegrass V, L.P., TPG Bluegrass V, Inc., TPG Bluegrass V – AIV 2, L.P., TPG FOF V – A, L.P. and TPG FOF V – B, L.P., and Field Holdings, Inc.

4.3	Registration Rights Agreement dated as of July 9, 2007, by and among New Giant Corporation, the persons listed on Schedule I thereto as Family Stockholders, any of the persons listed on Schedule I thereto as “Astros Stockholders,” Clayton, Dubilier & Rice Fund V Limited Partnership, EXOR Group S.A., TPG Bluegrass IV, L.P., TPG Bluegrass IV, Inc., TPG Bluegrass IV – AIV 2, L.P., TPG Bluegrass V, L.P., TPG Bluegrass V, Inc., TPG Bluegrass V – AIV 2, L.P., BCH Management, LLC, TPG FOF V – A, L.P., TPG FOF V – B, L.P.

10.1	Voting Agreement dated as of July 9, 2007, by and among BCH, the persons listed on the signature pages thereto as a Family Stockholder, Clayton, Dubilier & Rice Fund V Limited Partnership, EXOR Group S.A., and, solely for the purposes of Section 5.2 thereof, the Company.

99.1	Press Release, dated July 10, 2007

99.2	Investor Presentation, dated July 10, 2007

99.3	Employee Letter, dated July 10, 2007

99.4	List of Frequently Asked Questions, dated July 10, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING CORPORATION (Registrant)

Date: July 10, 2007	By:	/s/ Stephen A. Hellrung

	Name:	Stephen A. Hellrung
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Transaction Agreement and Agreement and Plan of Merger dated as of July 9, 2007, by and among the Company, Bluegrass Container Holdings, LLC, TPG Bluegrass IV, L.P., TPG Bluegrass IV – AIV 2, L.P., TPG Bluegrass V, L.P., TPG Bluegrass V – AIV 2, L.P., TPG FOF V – A, L.P., TPG FOF V – B, L.P., BCH Management, LLC, Field Holdings, Inc., New Giant Corporation and Giant Merger Sub, Inc.

4.1	Amendment to Rights Agreement, dated as of August 7, 2003, between the Company and Wells Fargo Bank, National Association (formerly known as Wells Fargo Bank Minnesota, National Association)

4.2	Stockholders Agreement dated as of July 9, 2007, by and among New Giant Corporation, the persons listed on the signature pages thereto as Family Stockholders, Clayton, Dubilier & Rice Fund V Limited Partnership, EXOR Group S.A., TPG Bluegrass IV, L.P., TPG Bluegrass IV, Inc., TPG Bluegrass IV – AIV 2, L.P., TPG Bluegrass V, L.P., TPG Bluegrass V, Inc., TPG Bluegrass V – AIV 2, L.P., TPG FOF V – A, L.P. and TPG FOF V – B, L.P., and Field Holdings, Inc.

4.3	Registration Rights Agreement dated as of July 9, 2007, by and among New Giant Corporation, the persons listed on Schedule I thereto as Family Stockholders, any of the persons listed on Schedule I thereto as “Astros Stockholders,” Clayton, Dubilier & Rice Fund V Limited Partnership, EXOR Group S.A., TPG Bluegrass IV, L.P., TPG Bluegrass IV, Inc., TPG Bluegrass IV – AIV 2, L.P., TPG Bluegrass V, L.P., TPG Bluegrass V, Inc., TPG Bluegrass V – AIV 2, L.P., BCH Management, LLC, TPG FOF V – A, L.P., TPG FOF V – B, L.P.

10.1	Voting Agreement dated as of July 9, 2007, by and among BCH, the persons listed on the signature pages thereto as a Family Stockholder, Clayton, Dubilier & Rice Fund V Limited Partnership, EXOR Group S.A., and, solely for the purposes of Section 5.2 thereof, the Company.

99.1	Press Release, dated July 10, 2007

99.2	Investor Presentation, dated July 10, 2007

99.3	Employee Letter, dated July 10, 2007

99.4	List of Frequently Asked Questions, dated July 10, 2007